S000003464 [Member] Investment Strategy - Sit Small Cap Growth Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets, in equity securities of growth companies. The Adviser defines growth companies as companies that exhibit sales or earnings growth rates within the range of sales or earnings growth rates of companies appearing in the Russell 2000® Growth Index within the previous 12 months.
For purposes of the 80% investment policy the term “assets” means net assets plus the amount of any borrowings for investment purposes.
At the time of investment, the Adviser invests primarily in the equity securities of companies with market capitalization within the range of companies in the Russell 2000® Growth Index, which ranged from approximately $5 million to $81 billion during the 12‑month period ended September 30, 2026.
Sit Investment Associates, Inc. (the “Adviser”) invests in domestic growth-oriented small companies it believes exhibits the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:
›	unique product or service,
›	growing product demand,
›	dominant and growing market share,
›	management experience and capabilities, and
›	strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.
The Fund may invest in open‑end investment companies (mutual funds) and closed‑end investment companies which invest in the same types of securities in which the Fund may invest directly.